STATEMENTS OF INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
REVENUES:
Total revenue	$ 55,421	$ 42,902
COSTS AND EXPENSES:
Labor	7,102	5,153
Gaming taxes	9,985	8,378
Royalty and licenses fees	5,875	4,530
Selling, general and administrative expense	14,687	12,840
Depreciation and amortization	135	126
Total operating costs and expenses	37,784	31,027
OPERATING INCOME	17,637	11,875
OTHER EXPENSE:
Interest expense	6	8
Total other expense	6	8
Income (loss) before taxes	17,631	11,867
Provision for income taxes	5,960	4,708
Net income (loss)	11,671	7,159
Technology Service [Member]
REVENUES:
Total revenue	47,694	38,827
Service, Other [Member]
REVENUES:
Total revenue	$ 7,727	$ 4,075